UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 4, 2019

PATTERN ENERGY GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36087	90-0893251
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

1088 Sansome Street
San Francisco, CA 94111
(Address and zip code of principal executive offices)
(415) 283-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
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Item 1.01. Entry into a Material Definitive Agreement.
Previously, on September 28, 2018, Pattern Gulf Wind Holdings LLC (“Gulf Wind Holdings”), a 100% owned indirect subsidiary of Pattern Energy Group Inc. (the “Company”), exercised an option (the “Gulf Wind Option”) to purchase SWT-2.3-108 turbines (the “Western Development Turbines”) from Pattern Western Development LLC (“Western Development”) pursuant to a memorandum of understanding previously entered into between the parties (the “MOU”). Western Development is a 100% owned indirect subsidiary of Pattern Energy Group 2 LP. Pursuant to such MOU, Western Development had until August 30, 2019 to determine the number of Western Development Turbines, between 10 and 60, it would sell to Gulf Wind Holdings or its designated affiliate (the “Turbine Quantity Determination Date”).
The Company intends to use the Western Development Turbines, together with additional turbines to be purchased directly from Siemens Gamesa Renewable Energy, Inc., to repower the Gulf Wind facility, a 283MW wind farm located in Kenedy County, Texas that is expected to qualify for federal production tax credits.
On March 4, 2019, Western Development agreed to Gulf Wind Holdings’ request to accelerate the Turbine Quantity Determination Date to permit the Company to effectuate the repowering in a more timely manner in connection with a new proposed offtake arrangement for the Gulf Wind facility, in exchange for a $1 million fee payable to Western Development. In connection therewith, Western Development determined it would sell 10 Western Development Turbines to Gulf Wind Holdings or its designated affiliate.
The transactions contemplated by the acceleration of the Turbine Quantity Determination Date were reviewed and recommended by the Conflicts Committee of the Company’s Board of Directors, which is comprised solely of independent directors, for approval by the Board of Directors, and was subsequently approved by the Board of Directors.
Item 9.01. Financial Statements and Exhibits.
d. Exhibits

Exhibit Number	Description
10.1	Letter Agreement dated as of March 4, 2019 between Pattern Western Development LLC and Pattern Gulf Wind Holdings LLC

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Pattern Energy Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 7, 2019

PATTERN ENERGY GROUP INC.

By:	/s/ Kim H. Liou
Name: Kim H. Liou
Title: General Counsel and Secretary